                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 5, 1997
                                                         ---------------


                       GEORGIA BANK FINANCIAL CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



     Georgia                        0-23980                58-2005097
-------------------               -----------           ------------------
(State or other                   (Commission           (IRS Employer
  jurisdiction of                 File Number)          Identification No.)
  incorporation)

                               3530 Wheeler Road
                             August, Georgia 30909
                             ---------------------
        (Addresses, including zip codes, of principal executive offices)

                                 (706) 738-6990
                         ---------------------------------------------
             (Registrant's telephone numbers, including area code)
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ITEM 5.             OTHER EVENTS
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          On October 5, 1997, Patrick G. Blanchard resigned as President and
Director of Georgia Bank Financial Corporation (the "Company") and its wholly-owned bank subsidiary, Georgia Bank & Trust Company (the "Bank"), to pursue other opportunities in the banking industry. Mr. Blanchard's services are no longer available to the Company or the Bank, and it has been announced that he is involved in organizing a local bank that, if formed, will compete with the Bank.

          The Boards of Directors of both the Company and the Bank have met and unanimously elected R. Daniel Blanton as President and Chief Executive Officer of the Company and the Bank. Mr. Blanton has been a significant contributor to the Bank's success since its inception and previously served as Executive Vice President and Chief Operating Officer of the Company. In addition, Ronald L. Thigpen has been elected Executive Vice President and Chief Operating Officer of the Company and the Bank. Mr. Thigpen has been a member of the Company's management team since its acquisition of First Columbia Bank in 1992.

ITEM 7.             FINANCIAL STATEMENTS AND EXHIBITS.
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     Exhibit Number      Description of Exhibit
     --------------      ----------------------

           99            Press Release dated October 8, 1997


SIGNATURES
----------


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GEORGIA BANK FINANCIAL CORPORATION
                                                (Registrant)



                                      By:   /s/ Ronald L. Thigpen
                                          -----------------------
                                          Ronald L. Thigpen
                                          Executive Vice President and
                                          Chief Operating Officer

Date:   October 13, 1997
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                               INDEX TO EXHIBITS
                               -----------------



Exhibit Number      Description of Exhibit
--------------      ----------------------

      99            Press Release dated October 8, 1997